UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 2, 2012

Date of Report (Date of earliest event reported)

FMC Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, Texas		77067
(Address of Principal Executive Offices)		(Zip Code)

(281) 591-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At FMC Technologies, Inc.’s (“we” or “our”) 2012 Annual Meeting of Stockholders held on May 2, 2012 (the “Annual Meeting”), our stockholders approved amendments to our Amended and Restated Certificate of Incorporation, as described in our Proxy Statement dated April 2, 2012, relating to the Annual Meeting. These amendments provide for the phased elimination of our classified Board of Directors. Directors elected prior to the filing of the amendment with the Secretary of State of the State of Delaware (including directors elected at the Annual Meeting) will complete their three-year terms and, thereafter, such directors or their successors will be elected to one-year terms. Therefore, beginning with our 2015 Annual Meeting of Stockholders, the declassification of the Board will be complete, and all directors will be subject to annual election to one-year terms.

We filed a Third Certificate of Amendment to our Amended and Restated Certificate of Incorporation reflecting the amendments with the Secretary of State of the State of Delaware on May 3, 2012 (the “Certificate of Amendment), which became effective upon filing. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

We held our Annual Meeting for the purpose of (1) electing four directors; (2) ratifying the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012; (3) approving our 2011 executive compensation program; (4) approving an amendment to our Amended and Restated Certificate of Incorporation to provide for the annual election of all directors; and (5) voting on any other business properly brought before the meeting. Of the 239,074,012 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting, 211,967,785 shares were present either in person or by proxy.

The following are the final results of the Annual Meeting.

1.	All of the nominees for directors, as listed in the proxy statement, were elected as follows:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mike R. Bowlin	200,047,132	3,696,419	131,224	8,093,010
Philip J. Burguieres	201,301,256	2,397,193	176,326	8,093,010
Edward J. Mooney	186,394,408	17,135,997	344,370	8,093,010
James M. Ringler	174,499,509	29,041,530	333,736	8,093,010

The following directors’ terms of office continued after the meeting: C. Maury Devine, Eleazar de Carvalho Filho, John T. Gremp, Thorleif Enger, Claire S. Farley, Thomas M. Hamilton, Joseph H. Netherland and Richard A. Pattarozzi.

2.	The appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2012 was ratified as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
190,004,062	21,760,259	203,464	0

3.	Our 2011 executive compensation program was approved as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
200,920,695	2,455,474	498,606	8,093,010

4.	The amendment to our Amended and Restated Certificate of Incorporation to provide for the annual election of directors was approved as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
203,510,272	244,600	119,903	8,093,010

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FMC Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

	By:	/s/ Jeffrey W. Carr
Dated: May 4, 2012		Name: Jeffrey W. Carr
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation of FMC Technologies, Inc.